Exhibit 1.1

Globant S.A.

[_________] Common Shares

Underwriting Agreement

[_______], 2014

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

As Representatives of the
several Underwriters listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

and

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Globant S.A. (the “Company”), a société anonyme organized under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 173 727, proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [_____] common shares, nominal value U.S.$1.20 per share (the “Common Shares”), of the Company, and certain shareholders of the Company identified in paragraph (a) of Schedule 2 hereto (the “Selling Shareholders I”) and the shareholders of the Company identified in paragraph (b) of Schedule 2 hereto (the “Selling Shareholders II” and, together with the Selling Shareholders I, the “Selling Shareholders”) propose to sell to the several Underwriters an aggregate of [_______] Common Shares of the Company (collectively, the “Underwritten Shares”). In addition, the Selling Shareholders identified in paragraph (a) and paragraph (b)(I) of Schedule 2 hereto propose to sell, at the option of the Underwriters, up to an additional [_______] Common Shares of the Company (collectively, the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares.” The Company and the Selling Shareholders hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1.          Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-1 (File No. 333-190841), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; as used herein, “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and as used herein “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex B hereto, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [_______], 2014 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex C hereto.

“Applicable Time” means [_______] [A/P].M. (New York City time), on [_______], 2014.

2.          Purchase of the Shares by the Underwriters. (a) The Company agrees to issue and sell, and each of the Selling Shareholders agrees, severally and not jointly, to sell, the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to subscribe for and purchase at a price per Share (the “Purchase Price”) of U.S.$[_______] from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto and to purchase at the Purchase Price per Share from each of the Selling Shareholders the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by each of the Selling Shareholders as set forth opposite their respective names in Schedule 2 hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from all of the Selling Shareholders hereunder.

In addition, each of the Selling Shareholders identified in paragraph (a) or paragraph (b)(I) of Schedule 2 hereto agrees, severally and not jointly, as and to the extent indicated in Schedule 2 hereto, to sell, the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase from, severally and not jointly, each such Selling Shareholder at the Purchase Price less an amount per Common Share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares. If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Shares being purchased from such Selling Shareholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part on no more than two occasions, on or before the 30th day following the date of the Prospectus, by written notice from the Representatives to the Company and the Attorneys-in-Fact (as hereinafter defined). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the 10th full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein; provided that if the Option Shares are to be delivered and paid for on the Closing Date, such notice may be given one business day prior to the Closing Date.

(b)          The Company and the Selling Shareholders understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. The Company and the Selling Shareholders acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate (as hereinafter defined) of an Underwriter.

(c)          Payment for the Shares shall be made by wire transfer in immediately available funds to the account or accounts of the Company specified by the Company, in the case of payment for the Shares to be issued and sold by the Company, and to the account or accounts specified by the Custodian (as defined below), in the case of payment for the Shares to be sold by the Selling Shareholders, to the Representatives in the case of the Underwritten Shares, at the offices of Simpson Thacher & Bartlett LLP at 9:00 A.M. (New York City time) on [_______], 2014, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Attorneys-in-Fact may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment for the Shares to be subscribed for and/or purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date or the Additional Closing Date, as the case may be, with any transfer taxes and stamp duties payable in connection with the sale of such Shares duly paid by the Company and the Selling Shareholders, as applicable. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The register of share capital, or a copy thereof, shall be made available for inspection by the Representatives or their counsel not later than 9:00 A.M. (New York City time) on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(d)          Each of the Company and each Selling Shareholder acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Shareholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholders or any other person. Additionally, none of the Representatives or any other Underwriter is advising the Company, the Selling Shareholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Shareholders shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Shareholders with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions shall be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Shareholders.

(e)          Each of the Company and each Selling Shareholder acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the Selling Shareholders and/or the offering that differ from the views of their respective investment banking divisions. Each of the Company and each Selling Shareholder hereby waives and releases, to the fullest extent permitted by law, any claims that the Company or the Selling Shareholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advise communicated to the Company and/or the Selling Shareholders by such Underwriters’ investment banking divisions. Each of the Company and each Selling Shareholder acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

3.           Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, each Underwriter, as of the date hereof, as of the Closing Date, and as of the Additional Closing Date, that:

(a)          Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission; each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act; and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof).

(b)          Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof).

(c)          Issuer Free Writing Prospectus and Marketing Materials. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex C hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof). All marketing materials in any form used by the Company or by LOYAL3 Securities Inc. or any of its affiliates in connection with the marketing of the sale of the Shares relating to the LOYAL3 platform (the “Marketing Materials”) complied in all material respects with the Securities Act, are not required to be filed with the Commission and, when taken together with the Preliminary Prospectus accompanying, such Marketing Materials, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)          Emerging Growth Company. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(e)          Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications other than Testing-the-Waters Communications with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Annex D hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)          Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission under the Securities Act. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be , the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof).

(g)          Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries (as hereinafter defined) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly, in all material respects, the information required to be stated therein; and the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly, in all material respects, the information shown thereby.

(h)          No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been (a) any change in the share capital, short-term debt or long-term debt of the Company or any of its subsidiaries, (b) any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of share capital, or (c) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority; except, in the case of clauses (i), (ii) and (iii) immediately above, as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i)          Organization and Good Standing. The Company and each of its consolidated subsidiaries have been duly organized and are validly existing and in good standing (to the extent this concept exists in the relevant jurisdiction) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to so qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Effect (as such term is defined below), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. The subsidiaries listed in Schedule 3 hereto are the only significant subsidiaries (as hereinafter defined) of the Company.

(j)          Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all of the outstanding share capital of the Company (including the Shares to be sold by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any share capital or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share capital of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding share capital or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(k)          No Rated Securities. There are no debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act.

(l)          Share Options. With respect to the share options (the “Share Options”) granted pursuant to the share-based compensation plans of the Company and its subsidiaries (the “Company Share Plans”), (i) each Share Option intended to qualify as an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Share Option was duly authorized no later than the date on which the grant of such Share Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Share Plans, the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange (the “Exchange”), and (iv) each such grant was properly accounted for in accordance with IFRS in the financial statements (including the related notes) of the Company. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Share Options prior to, or otherwise coordinating the grant of Share Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(m)          Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(n)          Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(o)          The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and the shareholders’ preemptive right to subscribe for the Shares has been validly waived by decision of the general meeting of shareholders of the Company held on June 18, 2014 in accordance with the provisions of applicable Luxembourg law, including, in particular, the law of 10th August 1915 on commercial companies, and when issued, delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and non-assessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights. The share register of the Company reflects the inscription of the custody into which the Shares to be sold by the Selling Shareholders have been placed pursuant to the Power of Attorney and Custody Agreements (as defined in Section 4(b) hereof).

(p)          Descriptions of the Underwriting Agreement. This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(q)          No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any such default that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”); or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any European Union, Luxembourg, Argentine, U.S. federal or state or other governmental or regulatory authority or court or arbitrator.

(r)          No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any European Union, Luxembourg, Argentine, U.S. federal or state or other governmental or regulatory authority or court or arbitrator.

(s)          No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement, except for the recording of the issuance of the Shares and Option Shares, if any, by the Company by way of a notarial deed to be filed and published in accordance with applicable Luxembourg law in connection with the issuance of the Shares; provided that the failure to so record the issuance of the Shares shall not affect validity thereof, and the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

(t)          Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(u)          Independent Accountants. Deloitte & Co. S.A., who have certified certain financial statements of the Company and its subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(v)         Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(w)          Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as currently conducted and as proposed in the Registration Statement, the Pricing Disclosure Package and the Prospectus to be conducted. (i) There are no rights of third parties to any such Intellectual Property; (ii) there is no material infringement by third parties of any such Intellectual Property; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s, or any of its subsidiaries’, rights in or to, or that interferes with the issued or pending claims to, any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (v) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(x)          Descriptions of Intellectual Property. The statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Risk Factors—Risks Related to Our Business and Industry—We may not be able to prevent unauthorized use of our intellectual property and our intellectual property rights may not be adequate to protect our business, competitive position, results of operations and financial condition,” “Risk Factors—Risks Related to Our Business and Industry—If we incur any liability for a violation of the intellectual property rights of others, our reputation, business, financial condition and prospects may be adversely affected” and “Business—Intellectual Property,” insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(y)          No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(z)          Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(aa)         Taxes. The Company and its subsidiaries have paid all taxes and filed all tax returns required to be paid or filed through the date hereof, except (i) as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) for taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company, or (iii) insofar as the failure to pay such taxes or file such returns would not reasonably be expected to result in a Material Adverse Effect; and there is no tax deficiency that has been, or, to the knowledge of the Company, could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except for assessments against which appeals have been or will promptly be taken and as to which adequate reserves have been or will be provided.

(bb)         Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate European Union, Luxembourg, Argentine or U.S. federal, state or local or other governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to so possess the same would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or nonrenewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)         No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected to give rise to a Material Adverse Effect.

(dd)         Compliance with and Liability under Environmental Laws. (i) Except in each case as could not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable European Union, Luxembourg, Argentine and U.S. federal, state and local and other applicable laws, rules, regulations or requirements and applicable common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, release or threat of release of harmful or deleterious substances (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, and investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, and (ii) except as described the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of U.S.$100,000 or more will be imposed, and (b) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(ee)         Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that could not reasonably be expected to result in material liability to the Company and its subsidiaries taken as a whole; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a material liability to the Company and its subsidiaries taken as a whole; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in material liability to the Company and its subsidiaries taken as a whole; (v) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation (the “PBGC”), in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA); and (vi) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the PBGC or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company and its subsidiaries taken as a whole. None of the following events has occurred or is reasonably likely to occur: (x) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company and its subsidiaries taken as a whole in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year; or (y) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year.

(ff)         Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) of the Exchange Act).

(gg)         Accounting Controls. The Company and its subsidiaries maintain a consolidated system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s consolidated internal controls over financial reporting are effective and the Company is not aware of any material weakness in its consolidated internal controls over financial reporting.

(hh)         Insurance. The Company and its subsidiaries have insurance from insurers of recognized financial responsibility covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are prudent, adequate and in accordance with market and industry practice to protect the Company and its subsidiaries and their respective businesses; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any subsidiary has been refused any material insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has (i) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ii)         No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any European Union, Luxembourg, Argentine or U.S. federal, state or local or other government official or employee from corporate funds; (iii) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means of instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or other applicable laws, rules and regulations regarding illegal payments and corrupt practices; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA or other applicable laws, rules and regulations regarding illegal payments and corrupt practices and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(jj)         Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk)         Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll)         No Restrictions on Subsidiaries. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(mm)         No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(nn)         No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance and sale of the Shares by the Company or the sale of the Shares to be sold by the Selling Shareholders hereunder, other than any such rights that have been disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(oo)         No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(pp)         Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(qq)         Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(rr)         Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(ss)         Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon effectiveness of the Registration Statement, it will be in compliance with the provisions of the U.S. Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to the Company as of the effectiveness of the Registration Statement (the “Sarbanes-Oxley Act”), including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(tt)         Status Under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(uu)         Accuracy. There is no franchise, contract or other document of a character required to be described in the Registration Statement, Pricing Disclosure Package or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required (and the Preliminary Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus); and the statements in the Preliminary Prospectus and the Prospectus under the heading “Taxation” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(vv)         Passive Foreign Investment Company. The Company believes it was not a “passive foreign investment company” as defined in Section 1297 of the Code and the regulations promulgated thereunder, for the taxable year ended December 31, 2013; and the Company does not reasonably expect to be considered as such for the taxable year ending December 31, 2014 or any future year.

(ww)         Foreign Private Issuer. The Company is a “foreign private issuer” (as defined in Rule 3b-4(c) under the Exchange Act).

(xx)        Transfer and Similar Taxes. Except for a fixed registration duty of €75 in case of contribution of cash to the Company’s share capital in respect of payment for the Shares to be issued by the Company, there are no documentary, stamp, other issuance or transfer taxes, sales or value added taxes or duties or other similar fees or charges (“Transfer Taxes”) and no capital gains, income, withholding or other taxes required to be paid by or on behalf of the Underwriters or the Company in any applicable taxing jurisdiction or any political subdivision or taxing authority thereof in connection with: (i) the offer, sale and delivery by the Company of the Shares to or for the respective accounts of such Underwriters; (ii) the sale and delivery by such Underwriters of the Shares to the initial purchasers thereof; (iii) the execution and delivery of this Agreement or any payment to be made pursuant to this Agreement; and (iv) the consummation of the transactions contemplated by this Agreement, except that, in the case of (x) proceedings before a Luxembourg court or (y) the presentation of this Agreement (either directly or by way of reference) to an autorité constituée, such court or autorité constituée may require registration of this Agreement and of all or part of the documents referred to in this Agreement with the Administration de l’Enregistrement et des Domaines in Luxembourg, which may result in registration duties becoming due and payable, at a fixed rate of €12 or at an ad valorem rate which depends on the nature of the registered document.

(yy)         Distributions in Respect of Common Shares. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no approvals are currently required in Luxembourg in order for the Company to pay dividends or other distributions declared by the Company to the holders of Common Shares; and under current laws and regulations of Luxembourg, any amounts payable with respect to the Common Shares upon liquidation of the Company or upon redemption thereof and dividends and other distributions declared and payable on the Common Shares may be paid by the Company in U.S. dollars and freely transferred out of Luxembourg. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no payments of dividends made to holders of Common Shares who are non-residents of Luxembourg currently are subject to income, withholding or other taxes under laws and regulations of Luxembourg or any political subdivision or taxing authority thereof or therein and such payments will be free and clear of any other tax, duty, withholding or deduction in Luxembourg or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Luxembourg or any political subdivision or taxing authority thereof or therein.

(zz)         No Requirement to Qualify to do Business. It is not necessary under the laws of Luxembourg that any holder of Common Shares or the Underwriters should be licensed, qualified or entitled to carry on business in Luxembourg, as the case may be, (i) to enable any of them to enforce their respective rights under this Agreement or the Common Shares or the offer or sale of the Shares as described in the Pricing Disclosure Package or any other document to be delivered in connection herewith or therewith or (ii) solely by reason of the execution, delivery or performance of any such document.

(aaa)        Indemnification and Contribution. The indemnification and contribution provisions set forth in Section 9 hereof do not contravene Luxembourg law, public order, mandatory law or public policy.

(bbb)        No Immunity. The Company is not, and none of the properties of the Company is, subject to any right or immunity under European Union, Luxembourg, Argentine, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any European Union, Luxembourg, Argentine, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to its obligations, liabilities or any other matter under or arising out of or in connection herewith; and to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenue may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated hereby, may at any time be commenced, the Company has waived or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided herein.

(ccc)        Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York (each, a “New York Court”) having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable against the Company by the courts of Luxembourg, without reconsideration or reexamination of the merits; provided that (i) the judgment of the New York Court is final and enforceable (exécutoire) in the United States; (i) the New York Court had jurisdiction over the subject matter leading to the judgment; (iii) the New York Court has applied to the dispute the substantive law that would have been applied by Luxembourg courts; (iv) the judgment was granted following proceedings where the counterparty had the opportunity to appear and, if it appeared, to present a defense, and the decision of the New York Court must not have been obtained by fraud, but in compliance with the rights of the defendant; (v) the New York Court has acted in accordance with its own procedural laws; (vi) the judgment of the New York Court does not contravene Luxembourg international public policy; and (vii) the New York Court proceedings were not of a criminal or tax nature.

(ddd)        Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Luxembourg and should be honored by the courts of Luxembourg.

(eee)        No Requirement to File or Record. To ensure the legality, validity, enforcement or admissibility into evidence of this Agreement in a legal or administrative proceeding in Luxembourg, it is not necessary that (i) this Agreement be filed or recorded with any governmental or regulatory authority or court, except that Luxembourg courts may require that any document tabled as evidence be translated into French or German and further except that, in the case of (x) proceedings before a Luxembourg court or (y) the presentation of this Agreement (either directly or by way of reference) to an autorité constituée, such court or autorité constituée may require registration of this Agreement and of all or part of the documents referred to in this Agreement with the Administration de l’Enregistrement et des Domaines in Luxembourg, which may result in registration duties becoming due and payable, at a fixed rate of €12 or at an ad valorem rate which depends on the nature of the registered document, or (ii) that any registration tax, stamp duty or similar tax be paid on or in respect of any of this Agreement other than court costs (including, without limitation, filing fees, registration duties and deposits to guarantee judgment required by a court in Luxembourg), except as provided in clause (i) of this Section 3(eee).

(fff)        Submission to Jurisdiction. The Company has the power to submit, and pursuant to Section 17(c) hereof has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any U.S. federal or New York state court located in the Borough of Manhattan in The City of New York and has the power to designate, appoint and empower, and pursuant to Section 17(c) hereof, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any U.S. federal or New York state court located in the Borough of Manhattan in The City of New York, and service of process effected in the manner set forth in this Agreement, assuming validity under the laws of the State of New York, will be effective under the laws of Luxembourg to confer valid personal jurisdiction over the Company.

(ggg)        Exchange Controls. No exchange control authorization or any other authorization, approval, consent or license of any governmental or regulatory authority or court in Luxembourg is required for the payment of any amounts payable to the Underwriters or the Company under this Agreement.

(hhh)        No Withholding Taxes. All payments made to the Underwriters or the Company under this Agreement will not be subject to income, withholding or other taxes under laws and regulations of Luxembourg or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Luxembourg or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Luxembourg or any political subdivision or taxing authority thereof or therein.

4.          Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally, and not jointly, represents and warrants to, and agrees with, each Underwriter and the Company, as of the date hereof, as of the Closing Date, and as of the Additional Closing Date, that:

(a)          Organization and Good Standing. If such Selling Shareholder is not a natural person, such Selling Shareholder has been duly incorporated or formed and is validly existing and in good standing (to the extent applicable) under the laws of its jurisdiction of incorporation or formation, is duly qualified to do business and is in good standing in its jurisdiction of incorporation or formation, as the case may be, and is duly qualified to do business in each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

(b)          Required Consents; Authority. If such Selling Shareholder is not a natural person, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Irrevocable Power of Attorney and Custody Agreement (the “Power of Attorney and Custody Agreement”) hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; such Selling Shareholder has full right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; and this Agreement and the Power of Attorney and Custody Agreement have each been duly authorized, executed and delivered by such Selling Shareholder.

(c)          [Reserved]

(d)          No Conflicts. The execution, delivery and performance by such Selling Shareholder of this Agreement and the Power of Attorney and Custody Agreement, the sale of the Shares to be sold by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, (ii) if such Selling Shareholder is not a natural person, result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Shareholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any Argentine, Uruguayan, Cayman Islands, Colombian, U.S. federal, state or local or other governmental or regulatory agency or court or arbitrator applicable to such Selling Shareholder, except, in the case of clauses (i) and (iii) above, for such conflicts or violations that would not, singly or in the aggregate, affect the validity of the Shares to be sold by such Selling Shareholder or impair the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement.

(e)          Title to Shares. Such Selling Shareholder is, as of the date hereof, and will be, as of the Closing Date and the Additional Closing Date, if applicable, the record owner of the Shares to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims, and has full power and authority to sell its interest in such Shares, and, assuming that each Underwriter acquires its interest in the Shares it has purchased from such Selling Shareholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)), and assuming that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede & Co. or another nominee designated by DTC, in each case on the Company’s register in accordance with its articles of association and applicable law and (y) DTC is registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, each Underwriter that has purchased such Shares delivered on the Closing Date or the Additional Closing Date, as the case may be, to DTC or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with DTC or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Shares.

(f)          No Stabilization. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(g)          Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that as to the Selling Shareholders II, the foregoing sentence shall only apply to statements or omissions relating to the Selling Shareholders II made in reliance upon and in conformity with information relating to such Selling Shareholder II furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or any supplement or amendment thereto (the “Selling Shareholder II Information”); and provided, further, that such Selling Shareholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof).

(h)          Issuer Free Writing Prospectus and Written Testing-the-Waters Communications. Other than the information relating to such Selling Shareholder in the Registration Statement, the Preliminary Prospectus and the Prospectus, such Selling Shareholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any Issuer Free Writing Prospectus or Written Testing-the-Waters Communication.

(i)          Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that as to any Selling Shareholder II, the foregoing sentence shall only apply to statements or omissions relating to the Selling Shareholder II Information pertaining to such Selling Shareholder II; and provided, further, that such Selling Shareholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendment or supplement thereto (it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof).

(j)            Representations and Warranties of the Company; Material Facts. If such Selling Shareholder is a Selling Shareholder I, such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 3 hereof are not true and correct, is familiar with the Registration Statement, the Pricing Disclosure Package and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries.

(k)            Material Information. As of the date hereof, as of the Closing Date and as of the Additional Closing Date, as the case may be, the sale of the Shares by such Selling Shareholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(l)            Power of Attorney and Custody Agreements. With respect to each Selling Shareholder identified on Schedule 2 hereto with an asterisk, all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Power of Attorney and Custody Agreement relating to such Shares, in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder (and such Selling Shareholder’s spouse, if applicable), in favor of American Stock Transfer & Trust Company, LLC, as custodian (the “Custodian”), which Power of Attorney and Custody Agreement also appoints the persons indicated in Schedule 2 hereto, and each of them, as such Selling Shareholder’s Attorneys-in-fact (the “Attorneys-in-Fact” or, any one of them, an “Attorney-in Fact”) in connection with the sale of the Shares to be sold hereunder with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided herein, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Power of Attorney and Custody Agreement, to receive and provide notices on behalf of the Selling Shareholders and to take such other action as may be necessary or desirable in connection with the transactions contemplated hereby and thereby.

The Shares held in custody for such Selling Shareholder under the Power of Attorney and Custody Agreement, are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney and Custody Agreement, are to that extent irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, such Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Power of Attorney and Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney and Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

(m)          No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by such Selling Shareholder of this Agreement, the sale of the Shares and the consummation of the transactions contemplated by this Agreement, except for (i) the registration of the Shares under the Securities Act, (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the FINRA and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters and (iii) if such Selling Shareholder is a married natural person, any marital consent required by applicable law.

(n)          Transfer and Similar Taxes. There are no Transfer Taxes and no capital gains, income, withholding or other taxes required to be paid by or on behalf of the Underwriters in any applicable taxing jurisdiction or any political subdivision or taxing authority thereof in connection with: (i) the offer, sale and delivery by such Selling Shareholder of the Shares to or for the respective accounts of such Underwriters; (ii) the sale and delivery by such Underwriters of the Shares to the initial purchasers thereof; (iii) the execution and delivery of this Agreement or any payment to be made pursuant to this Agreement; and (iv) the consummation of the transactions contemplated by this Agreement.

(o)          No Immunity. If such Selling Shareholder is not an entity (corporate or other) formed, organized or incorporated pursuant to the laws of one of the states of the United States of America, such Selling Shareholder is subject to civil and commercial law in respect of its obligations hereunder, and such Selling Shareholder is not, and none of the properties of such Selling Shareholder is, subject to any right or immunity under Argentine, Uruguayan, Cayman Islands, Colombian, U.S. federal or New York or Delaware state law applicable to such Selling Shareholder from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Argentine, Uruguayan, Cayman Islands, Colombian, U.S. federal or New York state court applicable to such Selling Shareholder, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to its obligations, liabilities or any other matter under or arising out of or in connection herewith; and to the extent that such Selling Shareholder or any of its properties, assets or revenue may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated hereby, may at any time be commenced, such Selling Shareholder has waived or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided herein.

(p)          Enforcement of Foreign Judgments. If such Selling Shareholder is not an entity (corporate or other) formed, organized or incorporated pursuant to the laws of one of the states of the United States of America, any final judgment for a fixed or determined sum of money rendered by any New York Court having jurisdiction under its own laws in respect of any suit, action or proceeding against such Selling Shareholder based upon this Agreement would be declared enforceable against such Selling Shareholder by the courts of Argentina, Uruguay, the Cayman Islands or Colombia, as applicable to such Selling Shareholder, without reconsideration or reexamination of the merits; provided that such Argentine, Uruguayan, Cayman Islands or Colombian court, as applicable to such Selling Shareholder, is satisfied that (i) the New York Court had competence by virtue of submission of the parties to the jurisdiction of the court at the time at which the action was brought; (ii) such judgment was final and conclusive; (iii) such judgment was for a fixed sum (including an award for damages); (iv) such judgment was not contrary to the public policy of Argentina, Uruguay, the Cayman Islands or Colombia, as the case may be; and (v) such judgment was not obtained by fraud; provided, further, that (A) in the case of Argentine courts, foreign judgments would be recognized provided that the following requirements of Article 517 of the Civil and Commercial Procedure Code (approved by Law No. 17,454 as amended by Law No. 22,434) are met: (i) the judgment, which must be final in the jurisdiction where rendered, was issued by a competent court in accordance with Argentine laws regarding conflict of laws and jurisdiction and resulted from (a) a personal action or (b) an in rem action with respect to movable property which was transferred to Argentina during or after the prosecution of the foreign action; (ii) the defendant against whom enforcement of the judgment is sought was personally served with the summons, and in accordance with due process of law, was given an opportunity to defend against the foreign action; (iii) the judgment must be valid in the jurisdiction where rendered and its authenticity must be established in accordance with the requirements of Argentine law; (iv) the judgment does not violate the principles of public policy of Argentine law; and (v) the judgment is not contrary to a prior or simultaneous judgment of an Argentine court; (B) in the case of Cayman Islands courts, foreign judgments would be recognized provided that the following requirements are met: (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard; (ii) such judgments are final and not contrary to natural justice or the public policy of the Cayman Islands and is not in respect of taxes, a fine or a penalty; (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties; and (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court; (C) in the case of Uruguayan courts, foreign judgments would be enforceable provided that the following requirements of Article 539 of the General Code of Procedure are met: (i) the judgment must be valid and authentic in the jurisdiction where it was rendered; (ii) the judgment and documents attached are duly apostilled or legalized and translated; (iii) the court enjoyed venue according to its law and the subject matter is not reserved to the Uruguayan courts; (iv) the defendant against whom enforcement of the judgment is sought was served with the summons in accordance to the procedure established by the law of the place of jurisdiction; (v) the defense of both parties was assured; (vi) the judgment is final and conclusive; and (vii) the judgment does not violate the principles of public policy under Uruguayan law; and (D) in the case of Colombian courts, foreign judgments would be recognized provided that the following requirements of Article 606 of the Colombian Code of General Procedure are met: (i) the foreign judgment does not involved in rem rights over property located in the territory of Colombia at the time the judgment was rendered; (ii) the judgment is not contrary to Colombian laws or other public order rules, excluding the rules of procedure; (iii) the judgment is final and a duly certified copy is presented for enforcement; (iv) the matter over which the judgment is rendered is not of the exclusive jurisdiction of Colombian courts; (v) no Colombian judgment or proceeding dealing with the same matter exists; and (vi) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard in accordance to the law of the country where the judgment is rendered.

(q)          Valid Choice of Law. If such Selling Shareholder is not an entity (corporate or other) formed, organized or incorporated pursuant to the laws of one of the states of the United States of America, the choice of laws of the State of New York as governing law of this Agreement is a valid choice of law under the laws of Argentina, Uruguay, the Cayman Islands and Colombia, as applicable to such Selling Shareholder, and will be honored by the courts of Argentina, Uruguay, the Cayman Islands and Colombia, as applicable to such Selling Shareholder; provided that (A) in the case of Argentina, such choice of law does not contravene Argentine principles of public policy; and provided further that the application of New York law will be preempted by applicable Argentine law in matters of bankruptcy, concurso, acuerdo preventivo extrajudicial, fraudulent conveyance, insolvency, reorganization, moratorium and laws of general applicability relating to or affecting enforcement of creditors’ rights generally or to general principles of equity; (B) in the case of Uruguay, such choice of law does not contravene Uruguayan principles of public policy; and, provided further that the application of New York law will be preempted by applicable Uruguayan law in matters of bankruptcy, receivership and legally recognized insolvency; and (C) in the case of Colombia, such choice of law will be honored as long as the obligations arising out of this Agreement are performed outside Colombia.

(r)          No Requirement to File or Record. If such Selling Shareholder is not an entity (corporate or other) formed, organized or incorporated pursuant to the laws of one of the states of the United States of America, to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement in a legal or administrative proceeding in Argentina, Uruguay, the Cayman Islands or Colombia, as applicable to such Selling Shareholder, it is not necessary that (i) this Agreement be filed or recorded with any governmental or regulatory authority or court, except (A) with respect to Argentina, the payment of court costs, including, without limitation, filing fees (a court tax of 3% of the amount in controversy imposed with respect to the initiation of any judicial proceeding) and the provision of a certified Spanish translation by a sworn public translator will be required, (B) with respect to Uruguay, the provision of a translation into Spanish by a public translator as required under Article 539 of the Uruguayan General Code of Procedure and an apostilled version will be required and (C) with respect to Colombia, the provision of a certified Spanish translation by an official translator will be required, or (ii) that any registration tax, stamp duty or similar tax be paid on or in respect of any of this Agreement other than court costs (including, without limitation, filing fees, registration duties and deposits to guarantee judgment required by a court in Argentina, Uruguay, the Cayman Islands or Colombia), except that with respect to Argentina and the Cayman Islands, stamp duty may be payable if an original of this Agreement or any other such document is brought into the Cayman Islands or Argentina and as provided in clause (i).

(s)          Submission to Jurisdiction. If such Selling Shareholder is not an entity (corporate or other) formed, organized or incorporated pursuant to the laws of one of the states of the United States of America, such Selling Shareholder has the power to submit, and pursuant to Section 17(c) hereof has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any U.S. federal or New York state court located in the Borough of Manhattan in The City of New York and, except as set forth in Section 17(c) hereof, has the power to designate, appoint and empower, and pursuant to Section 17(c) hereof, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any U.S. federal or New York state court located in the Borough of Manhattan in The City of New York, and service of process effected in the manner set forth in this Agreement, assuming validity under the laws of the State of New York, will be effective under the laws of Argentina, Uruguay, the Cayman Islands and Colombia, as applicable to such Selling Shareholder, to confer valid personal jurisdiction over such Selling Shareholder.

(t)          Exchange Controls. If such Selling Shareholder is not an entity (corporate or other) formed, organized or incorporated pursuant to the laws of one of the states of the United States of America, no exchange control authorization or any other authorization, approval, consent or license of any governmental or regulatory authority or court in Argentina, Uruguay, the Cayman Islands or Colombia, as applicable to such Selling Shareholder, is required for the payment of any amounts payable to the Underwriters or such Selling Shareholder under this Agreement, except in the case of enforceability in Argentina, in which case the purchase of foreign currency and the transfer of the same abroad would require prior approval from the Argentine Central Bank

(u)          No Withholding Taxes. If such Selling Shareholder is not an entity (corporate or other) formed, organized or incorporated pursuant to the laws of one of the states of the United States of America, all payments made to the Underwriters and such Selling Shareholder under this Agreement will not be subject to withholding or other similar taxes under laws and regulations of Argentina, Uruguay, the Cayman Islands or Colombia or any political subdivision or taxing authority thereof or therein, as applicable to such Selling Shareholder, and will otherwise be free and clear of any other tax, duty, withholding or deduction in Argentina, Uruguay, the Cayman Islands or Colombia or any political subdivision or taxing authority thereof or therein, as applicable to such Selling Shareholder, and without the necessity of obtaining any governmental authorization in Argentina, Uruguay, the Cayman Islands or Colombia or any political subdivision or taxing authority thereof or therein, as applicable to such Selling Shareholder.

(v)          Spousal Consent. If such Selling Shareholder is an Argentine resident, the spouse, if any, of such Selling Shareholder has irrevocably granted such spouse’s consent, pursuant to the Power of Attorney, in accordance with Section 1277 of Argentine Civil Code, to the sale of the Shares pursuant to this Agreement.

5.          Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)          Required Filings. The Company shall file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, shall file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and shall furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M. (New York City time) on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b)          Delivery of Copies. The Company shall deliver, without charge, (i) to the Representatives, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of U.S. counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c)          Amendments or Supplements, Issuer Free Writing Prospectuses. During the Prospectus Delivery Period and before (i) preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and (ii) filing any amendment or supplement to the Registration Statement or the Prospectus, the Company shall furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and shall not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d)          Notice to the Representatives. The Company shall advise the Representatives promptly, and confirm such advice in writing (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information including, but not limited to, any request for information concerning any Testing-the-Waters Communication; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or any Written Testing-the-Waters Communication or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company shall use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or any Written Testing-the-Waters Communication or suspending any such qualification of the Shares and, if any such order is issued, shall obtain as soon as possible the withdrawal thereof.

(e)          Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company shall immediately notify the Underwriters thereof and forthwith prepare and, subject to Section 5(c) hereof, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with applicable law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with applicable law, the Company shall immediately notify the Underwriters thereof and forthwith prepare and, subject to Section 5(c) hereof, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with applicable law.

(f)          Blue Sky Compliance. The Company shall qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and shall continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)          Earnings Statement. The Company shall make generally available to its security holders and the Representatives as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h)          Clear Market. For a period of 180 days after the date of the Prospectus, the Company shall not (i) offer, pledge, sell, announce the intention to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement (or equivalent) under the Securities Act or in Luxembourg or any other jurisdiction relating to, any Common Shares or other share capital of the Company or any securities convertible into or exercisable or exchangeable for Common Shares or other share capital of the Company, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Common Shares or other share capital of the Company or any such other securities, whether any such transaction described in clause (i) or (ii) is to be settled by delivery of any Common Shares or other share capital of the Company or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (w) the Shares to be sold hereunder, (x) any Common Shares or other share capital of the Company issued upon the exercise of options outstanding on the date hereof or granted under Company Share Plans, (y) the filing of a registration statement on Form S-8 relating to an offering of securities pursuant to or reserved for issuance under the Company's Company Share Plans or any options granted to employees of the Company or any of its subsidiaries prior to the date hereof or (z) the entry into an agreement providing for the issuance by the Company of Common Shares or any security convertible into or exercisable for Common Shares in connection with an acquisition, merger, joint venture, strategic alliance or partnership, which is not for the purpose of a raising capital, entered into by the Company or any of its subsidiaries, and the issuance of any such securities pursuant to any such agreement; provided that, in the case of this clause (z), (i) the aggregate number of Common Shares that the Company may issue or agree to issue (including any securities convertible into or exercisable for Common Shares) shall not exceed the number of shares equivalent to 5% of the issued and outstanding Common Shares on the Closing Date and (ii) the Company shall cause each recipient of such Common Shares or other securities to execute and deliver to the Representatives, on or prior to the date of issuance of such Common Shares or other securities, a lock-up agreement in the form set forth as Exhibit A hereto.

If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in Section 6(a) hereof or a lock-up agreement described in Section 8(r) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver. The Company shall provide the Representatives and each person subject to the lock-up agreements described in Section 8(r) hereof with prior notice of any such announcement that gives rise to an extension of the restricted period.

(i)          Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(j)          No Stabilization. The Company shall not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Shares.

(k)          Exchange Listing. The Company shall use its best efforts to list, subject to notice of issuance, the Shares on the Exchange, and, for so long as the Company is a reporting company pursuant to Section 12 or Section 15 of the Exchange Act, the Company shall use its reasonable best efforts to maintain the listing on the Exchange.

(l)          Reports. So long as the Shares are outstanding, the Company shall furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(m)          Record Retention. The Company shall, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n)          Filings. The Company shall file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(o)          Emerging Growth Company. The Company shall promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 5(h) hereof.

(p)          Testing-the-Waters Communications. If at any time following the distribution of any Written Testing-the-Waters Communication, any event occurs as a result of which such Written Testing-the-Waters Communication would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company shall (i) notify promptly the Representatives so that use of the Written Testing-the-Waters Communication may cease until it is amended or supplemented; (ii) amend or supplement the Written Testing-the-Waters Communication to correct such statement or omission; and (iii)  supply any amendment or supplement to the Representatives in such quantities as may be reasonably requested.

(q)          Transfer Taxes. The Company shall bear and pay (or, in respect of any Transfer Tax for which the Underwriters are initially liable, shall promptly reimburse the same to the Underwriters) any Transfer Taxes (together with any related costs, fines, penalty or interest) that are payable on or in connection with the creation, issue, subscription, distribution, offer, sale and/or delivery of the Shares to be issued by it or its nominees, agents or affiliates to the Underwriters and to subscribers procured by the Underwriters and the execution, delivery and performance of this Agreement and any value added tax payable in connection with the commissions and other amounts payable or allowable by the Company. The Company agrees that the Underwriters may each elect to deduct from the payments to be made by them to the Company under this Agreement, any amounts required to be paid by the Company or any Underwriter under this clause.

(r)          Tax Gross-Up. The Company agrees with each of the Underwriters to make all payments under this Agreement without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed by any applicable taxing jurisdiction (“Taxing Jurisdiction”), unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction had been made, except to the extent that such taxes, duties or charges (a) were imposed due to some connection of an Underwriter with the Taxing Jurisdiction other than the mere entering into of this Agreement or receipt of payments hereunder or (b) would not have been imposed but for the failure of such Underwriter to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of the Underwriter if such compliance is required or imposed by the applicable law as a precondition to an exemption from, or reduction in, such taxes, duties or other charges.

(s)          Investment Company Act Compliance. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

6.          Further Agreements of the Selling Shareholders. Each of the Selling Shareholders covenants and agrees with each Underwriter that:

(a)          Clear Market. For a period of 180 days after the date of the Prospectus (the “Lock-up Period”), such Selling Shareholder shall not (i) offer, pledge, sell, announce the intention to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or other share capital of the Company or any securities convertible into or exercisable or exchangeable for Common Shares or other share capital of the Company (including without limitation, Common Shares or other share capital of the Company or such other securities which may be deemed to be beneficially owned by such Selling Shareholder in accordance with the rules and regulations of the Commission and securities which may be issued upon exercise of a share option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares or other share capital of the Company or such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or other share capital of the Company or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any Common Shares or other share capital of the Company or any security convertible into or exercisable or exchangeable for Common Shares or other share capital of the Company without the prior written consent of the Representatives, in each case other than (A) the Shares to be sold by such Selling Shareholder hereunder; (B) transfers of Common Shares or other share capital of the Company as a bona fide gift or gifts, including as a result of the operation of law or estate or intestate succession; (C) if such Selling Shareholder is a natural person, to (1) a member of the immediate family of such Selling Shareholder (for purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage, or adoption, not more remote than first cousin), (2) any trust for the direct or indirect benefit of such Selling Shareholder or the immediate family of such Selling Shareholder, and/or charitable organizations or (3) a corporation, partnership, limited liability company or other entity of which such Selling Shareholder and the immediate family of such Selling Shareholder are the direct or indirect legal and beneficial owners of all the outstanding equity securities or similar interests of such corporation, partnership, limited liability company or other entity; (D) if such Selling Shareholder is a corporation, partnership, limited liability company or other entity, to (1) any trust or other entity for the direct or indirect benefit of such Selling Shareholder or any affiliate, wholly-owned subsidiary, limited partner, member or stockholder of such Selling Shareholder, (2) a corporation, partnership, limited liability company or other entity of which such Selling Shareholder and any affiliate, wholly-owned subsidiary, limited partner, member or stockholder of such Selling Shareholder are the direct or indirect legal and beneficial owners of all the outstanding equity securities or similar interests of such corporation, partnership, limited liability company or other entity, or (3) partners, members or shareholders of such Selling Shareholder; (E) to such Selling Shareholder’s affiliates or to any investment fund or other entity controlled or managed by such Selling Shareholder; and (F) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares; provided that such plan does not provide for the transfer of Common Shares during the Lock-Up Period and, other than any filing required to be made pursuant to Section 13 or Section 16 of the Exchange Act after the expiration of the Lock-Up Period, no public announcement of the establishment or existence of such plan and no filing with the Commission or other regulatory authority in respect of such plan or transactions thereunder or contemplated thereby, by such Selling Shareholder, the Company or any other person, shall be made by such Selling Shareholder, the Company or any other person, prior to the expiration of the Lock-Up Period; provided that in the case of any transfer or distribution pursuant to clause (B), (C), (D) or (E), each donee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (B), (C), (D) or (E), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period). If such Selling Shareholder is an officer or director of the Company, such Selling Shareholder further agrees that the foregoing provisions shall be equally applicable to any Shares such Selling Shareholder may purchase in the Offering.

(b)          No Stabilization. Such Selling Shareholder shall not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Shares.

(c)          Notice to the Representatives. Such Selling Shareholder shall advise the Representatives promptly, and if requested by the Representatives, shall confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Securities Act, of (i) any material change in the Company’s condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement, Pricing Disclosure Package or Prospectus or any amendment or supplement thereto relating to such Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, Pricing Disclosure Package or Prospectus which comes to the attention of such Selling Shareholder, provided, however, that clauses (i) and (iii) above shall only apply to the Selling Shareholders identified in paragraph (a) of Schedule 2 hereto.

(d)          Tax Form. Such Selling Shareholder shall deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9, W-8BEN or W-8BEN-E (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

(e)          Transfer Taxes. Such Selling Shareholder, severally and not jointly, shall bear and pay (or, in respect of any Transfer Tax for which the Underwriters are initially liable, shall promptly reimburse the same to the Underwriters) any Transfer Taxes (together with any related costs, fines, penalty or interest) that are payable on or in connection with the creation, subscription, distribution, offer, sale and/or delivery of the Shares to be sold by it or its nominees, agents or affiliates to the Underwriters and to subscribers procured by the Underwriters and the execution, delivery and performance of this Agreement and any value added tax payable in connection with the commissions and other amounts payable or allowable by such Selling Shareholder. Such Selling Shareholder agrees that the Underwriters may each elect to deduct from the payments to be made by them to such Selling Shareholder under this Agreement, any amounts required to be paid by such Selling Shareholder or any Underwriter under this clause.

(f)          Tax Gross-Up. Such Selling Shareholder agrees with each of the Underwriters, severally and not jointly, to make all payments under this Agreement without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed by any Taxing Jurisdiction, unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, such Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction had been made, except to the extent that such taxes, duties or charges (a) were imposed due to some connection of an Underwriter with the Taxing Jurisdiction other than the mere entering into of this Agreement or receipt of payments hereunder or (b) would not have been imposed but for the failure of such Underwriter to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of the Underwriter if such compliance is required or imposed by the applicable law as a precondition to an exemption from, or reduction in, such taxes, duties or other charges.

7.          Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a)          It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex C or prepared pursuant to Section 3(c) or Section 4(c) hereof (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)          It has not and shall not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission.

(c)          It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Stockholders if any such proceeding against it is initiated during the Prospectus Delivery Period).

8.          Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein, are subject to the performance by the Company and each of the Selling Shareholders of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)          Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)          Representations and Warranties. The respective representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Shareholders and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)          No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(d)          Officers’ Certificates. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(f) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a) and (c) above, (y) a certificate of each of the Selling Shareholders identified in paragraph (a) or paragraph (b)(I) of Schedule 2 hereto, in form and substance reasonably satisfactory to the Representatives, (A) confirming that the representations of such Selling Shareholder set forth in Sections 4(e), 4(f) and 4(g) hereof are true and correct and (B) confirming that the other representations and warranties of such Selling Shareholder in this Agreement are true and correct and that the such Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Additional Closing Date, as the case may be and (z) a certificate of the Attorneys-in-Fact, in form and substance reasonably satisfactory to the Representatives, confirming that the Attorneys-in-Fact are not aware that (A) the representations and warranties in this Agreement of the Selling Shareholders identified in paragraph (b)(II) of Schedule 2 hereto are not true and correct and (B) each such Selling Shareholder has not complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(e)          Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte & Co. S.A. shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Representatives on behalf of the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or Additional Closing Date, as the case may be.

(f)          Opinion and 10b-5 Disclosure Letter of U.S. Counsel for the Company. DLA Piper LLP (US), U.S. counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 disclosure letter, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto.

(g)          Opinion of Luxembourg Counsel for the Company. Arendt & Medernach, Luxembourg counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto.

(h)          Opinion of Special Argentine Counsel for the Company. Marval, O’Farrell & Mairal, special Argentine counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto.

(i)          Opinion of Argentine Counsel for the Selling Shareholders I. Candioti, Gatto Bicain & Ocantos, Argentine counsel for the Selling Shareholders I, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-4 hereto.

(j)          Opinion of U.S. Counsel for Riverwood Capital LLC. The Sage Law Group, U.S. counsel for Riverwood Capital LLC, shall have furnished to the Representatives, at the request of Riverwood Capital LLC, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-5 hereto.

(k)          Opinion of U.S. Counsel for FTVentures III, L.P. and FTVentures III-N, L.P. Kirkland & Ellis LLP, U.S. counsel for FTVentures III, L.P. and FTVentures III-N, L.P., shall have furnished to the Representatives, at the request of FTVentures III, L.P. and FTVentures III-N, L.P., their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-6 hereto.

(l)          Opinion of U.S. Counsel for Endeavor Global, Inc. Brown Rudnick LLP, U.S. counsel for Endeavor Global, Inc., shall have furnished to the Representatives, at the request of Endeavor Global, Inc., their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-7 hereto.

(m)          Opinion of Cayman Islands Counsel for Riverwood Capital Partners (Parallel-B) L.P., Riverwood Capital Partners L.P. and Riverwood Capital Partners (Parallel-A) L.P. Maples and Calder, Cayman Islands counsel for Riverwood Capital Partners (Parallel-B) L.P., Riverwood Capital Partners L.P. and Riverwood Capital Partners (Parallel-A) L.P., shall have furnished to the Representatives, at the request of Riverwood Capital Partners (Parallel-B) L.P., Riverwood Capital Partners L.P. and Riverwood Capital Partners (Parallel-A) L.P., their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-8 hereto.

(n)          Opinion of Uruguayan Counsel for Paldwick S.A., Noltur S.A., Mifery S.A., Ewerzy S.A. and Glycer International S.A. Sanguinetti Fodere Abogados, Uruguayan counsel for Paldwick S.A., Noltur S.A., Mifery S.A., Ewerzy S.A. and Glycer International S.A., shall have furnished to the Representatives their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-9 hereto.

(o)          Opinion and 10b-5 Disclosure Letter of U.S. Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 disclosure letter of Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(p)          Opinion of Luxembourg Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Elvinger, Hoss & Prussen, Luxembourg counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(q)          No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any European Union, Luxembourg, Argentine or U.S. federal, state or local or other governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Shareholders; and no injunction or order of any European Union, Luxembourg, Argentine or U.S. federal, state or local or other court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Shareholders.

(r)          Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its significant subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(s)          Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the Exchange, subject to official notice of issuance.

(t)          Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, delivered to the Representatives by certain shareholders, optionholders, officers and directors of the Company listed in Annex D hereto relating to sales and certain other dispositions of Common Shares or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(u)          Power of Attorney and Custody Agreements. Each Selling Shareholder shall have delivered a Power of Attorney and Custody Agreement prior to the Closing Date.

(v)          Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9.          Indemnification and Contribution.

(a)          Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication, any road show as defined in Rule 433(h) under the Securities Act (a “road show”), any Marketing Materials or the Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof.

(b)          Indemnification of the Underwriters by the Selling Shareholders I. Each of the Selling Shareholders I, severally and not jointly, in proportion to the amount of the Shares being sold by such Selling Shareholder I relative to the aggregate number of Shares being sold by all Selling Shareholders I, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or the Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof.

(c)          Indemnification of the Underwriters by the Selling Shareholders II. Each of the Selling Shareholders II, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case except (i) the indemnity obligations set forth in this Section 9(c) shall only extend to statements or omissions relating to such Selling Shareholder II only to the extent that such alleged untrue statement or omission has been made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with Selling Shareholder II Information pertaining to such Selling Shareholder II and (ii) insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or the Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(d) hereof.

(d)          Indemnification of the Company and the Selling Shareholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Shareholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or the Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession figure appearing in the fourth paragraph under the caption “Underwriting,” the information contained in the seventeenth paragraph under the caption “Underwriting.”

(e)          Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to Section 9(a), (b), (c) or (d) hereof, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under Section 9(a), (b), (c) or (d) hereof except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under Section 9(a), (b), (c) and (d) hereof. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives, any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Shareholders shall be designated in writing by the Attorneys-in-Fact or any one of them. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this Section 9(e), the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(f)          Contribution. If the indemnification provided for in Section 9(a), (b), (c) and (d) hereof is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Shareholders from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(g)          Limitation on Liability. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 9(f) hereof were determined by pro rata allocation (even if the Selling Shareholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e) hereof. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in Section 9(f) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of Section 9(f) and (g) hereof, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant Section 9(f) and (g) hereof are several in proportion to their respective purchase obligations hereunder and not joint.

(h)          Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

(i)          Limitation on Selling Shareholder Liability. Notwithstanding the provisions of Sections 9(b) and 9(c) hereof, the liability of each Selling Shareholder I under Section 9(b) and each Selling Shareholder II under 9(c) shall be limited to an amount equal to the aggregate gross proceeds after underwriting discounts and commissions, but before expenses, to such Selling Shareholder from the sale of Shares sold by such Selling Shareholder hereunder, and no Selling Shareholder shall be required to contribute under Section 9(f) any amount in excess of the amount by which the aggregate gross proceeds after underwriting discounts and commissions, but before expenses, received by such Selling Shareholder exceeds the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission.

10.         Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

11.         Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Shareholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the Exchange, the American Stock Exchange, The Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12.         Defaulting Underwriter.

(a)          If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Shareholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Shareholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Shareholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)          If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholders as provided in Section 11(a) hereof, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)          If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholders as provided in Section 11(a) hereof, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Shareholders shall not exercise the right described in Section 11(b) hereof, then the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such non-defaulting Underwriters do not purchase all the Shares, this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company and the Selling Shareholders shall continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d)          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Shareholders or any non-defaulting Underwriter for damages caused by its default.

13.         Payment of Expenses.

(a)          Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all costs and expenses incident to the performance of the Company’s and the Selling Shareholders’ obligations hereunder, including, without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs incident to the preparation and printing of any Written Testing-the-Waters Communication; (iv) the fees and expenses of the Company’s counsel and independent accountants and the Selling Shareholders’ counsel; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the preparation, printing, authentication, issuance and delivery of the Shares, including any stamp or transfer taxes in connection with the original issuance, and sale of the Shares or execution of this Agreement; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors including, without limitation, expenses associated with the production of road show videos, slides and graphics, reasonable and documented fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show; and (x) all expenses and application fees related to the listing of the Shares on the Exchange. It is understood, however, that, except as specifically provided in this Section 13(a) and in Section 9, the Underwriters shall pay their own costs and expenses, including the fees of their counsel, any transfer taxes on the resale of Shares and any advertising expenses in connection with offers to prospective purchasers of the Shares.

(b)          If (i) this Agreement is terminated pursuant to Section 11 hereof, (ii) the Company or the Selling Shareholders for any reason fail to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company and the Selling Shareholders agree, jointly and severally, to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

14.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15.         Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Shareholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholders or the Underwriters. The provisions of Sections 9 and 13(b) hereof shall survive the termination or cancellation of this Agreement.

16.         Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act ; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

17.         Miscellaneous.

(a)          Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk; and c/o Citigroup Global Markets Inc. General Counsel (fax: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013; Attention: General Counsel. Notices to the Company shall be given to it at 5 rue Guillaume Kroll, L-1882, Luxembourg (fax: +54 11 4109-1800 ext. 8100); Attention: Patricio Pablo Rojo, General Counsel. Notices to the Selling Shareholders shall be given to the Attorneys-in-Fact at c/o Globant S.A., 5 rue Guillaume Kroll, L-1882, Luxembourg (fax: +54 11 4109-1800 ext. 8100); Attention: Martín Migoya, Alejandro Raul Scannapieco and Patricio Pablo Rojo.

(b)          Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(c)          Submission to Jurisdiction. Each of the Company and the Selling Shareholders hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and the Selling Shareholders waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and the Selling Shareholders (except for the Selling Shareholders identified in part II of paragraph (b) of Schedule 2 hereto) irrevocably appoints Corporation Service Company, 1180 Avenue of the Americas, New York, New York 10036, respectively, as their authorized agents in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agents, and written notice of such service to the Company and such Selling Shareholders, as the case may be, by the person serving the same to the address provided in Section 17(a) hereof, shall be deemed in every respect effective service of process upon the Company and such Selling Shareholders, as the case may be, in any such suit or proceeding. Each of the Company and the Selling Shareholders (except for the Selling Shareholders identified in part II of paragraph (b) of Schedule 2 hereto) hereby represents and warrants, severally and not jointly, that their respective authorized agents have accepted such appointment and have agreed to act as such authorized agent for service of process. Each of the Company and the Selling Shareholders (except for the Selling Shareholders identified in part II of paragraph (b) of Schedule 2 hereto) further agrees to take any and all action as may be necessary to maintain such designation and appointment of their respective authorized agents in full force and effect for a period of seven years from the date of this Agreement. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(d)          Judgment Currency. The Company and the Selling Shareholders, severally and not jointly, agree to indemnify each Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter is able to purchase U.S. dollars with the amount of the judgment currency actually received by the Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(e)          Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(f)          Waiver of Immunity. To the extent that the Company or any of the Selling Shareholders has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the European Union, Luxembourg, Argentina, Uruguay, the Cayman Islands, Colombia or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to itself or its property and assets or this Agreement, each of the Company and the Selling Shareholders hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(g)          Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)          Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

GLOBANT S.A.

By:
Name:
Title:

Martín Migoya

On his own behalf and as Attorney-in-Fact acting on behalf of each of the Selling Shareholders identified in Schedule 2 to this Agreement

Alejandro Raul Scannapieco

On his own behalf and as Attorney-in-Fact acting on behalf of each of the Selling Shareholders identified in Schedule 2 to this Agreement

Patricio Pablo Rojo

As Attorney-in-Fact acting on behalf of each of the Selling Shareholders identified in Schedule 2 to this Agreement

For purposes of granting the marital consent required by Section 1277 of the Argentine Civil Code:

Carolina Pinciroli

Jessica Lorena Claros

Accepted: __________, 2014

For themselves and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

J.P. MORGAN SECURITIES LLC

By:
Name:
Title:

Citigroup Global Markets Inc.

By:
Name:
Title:

Schedule 1

Underwriter	Number of Shares

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

William Blair & Company, L.L.C.

Cowen and Company, LLC

LOYAL3 Securities, Inc.
Total

Sch. 1-1